AMENDMENT TO ADVISORY AGREEMENT

This Amendment to the Advisory Agreement dated December 11, 2009 (“Advisory Agreement”), is made and entered into as of the 18th day of October, 2010 (the “Amendment Effective Date”), by and among SummerHaven Investment Management, LLC (“SHIM”), a Delaware limited liability company with its principal place of business at 1266 East Main Street, Soundview Plaza, Fourth Floor, Stamford, CT 06902, and United States Commodity Funds LLC (“USCF”), a Delaware limited liability company with its principal place of business at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

WHEREAS, USCF desires to retain SHIM to provide certain consulting services in connection with the operation of certain funds in connection with the New Indices (as defined below) (the “New Funds”) that will be registered as separate series of the United States Commodity Index Funds Trust, a Delaware statutory trust, and the units of each such New Fund will be offered to the public and will be traded on a national securities exchange (the date on which each such New Fund commences trading, the “Launch Date” for such New Fund); and

WHEREAS, pursuant to an Amendment, dated the date hereof, to the Licensing Agreement with SHIM dated December 11, 2009, USCF will be granted a sublicense from SHIM with respect to two new commodity indices, the SummerHaven Dynamic Agricultural Index (“SDAI”) and SummerHaven Dynamic Metals Index (“SDMI” and together with SDAI, the “New Indices”), which are owned, calculated, maintained and published by SummerHaven Index Management, LLC and licensed to SHIM, for the use of certain names and marks and the use of the New Indices as set forth therein;

NOW, THEREFORE, in consideration of the foregoing, the parties agree to amend the Advisory Agreement as follows:

1.	The Advisory Agreement shall be amended to add a new Exhibit C and E, each of which shall be in the form attached hereto, identifying the New Indices and service marks for the New Indices.

2.
Except as otherwise provided herein, all references to the Index in the Advisory Agreement shall be deemed to include SDAI and SDMI, and references to the “Fund” shall be deemed to include the New Funds, as the context may so require.

3.	Exhibit B attached to the Advisory Agreement shall be amended and restated in its entirety by Exhibit B attached hereto.

4.
The Advisory Agreement shall be amended to add a new Exhibit D and F, each of which shall be in the form attached hereto, providing the Fee Schedule for each of SDAI and SDMI, respectively.  For avoidance of doubt, the Fee Schedule set forth in Exhibits D and F shall apply to each of the New Funds, as applicable.

5.	With respect to the New Indices only, the Advisory Agreement shall be amended to substitute “Amendment Effective Date” for “Effective Date”.

6.	Section 7(a) of the Advisory Agreement shall be amended to delete: (a) the words “as an investment adviser with the U.S. Securities Exchange Commission and”, and (b) the second sentence thereof.

Except as otherwise set forth herein, the Advisory Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered into this Amendment to the Advisory Agreement as of the Amendment Effective Date.

SUMMERHAVEN INVESTMENT MANAGEMENT, LLC

By:	/s/ Ashraf R. Rizvi
Name Ashraf R. Rizvi
Title Partner

UNITED STATES COMMODITY FUNDS LLC

By:	/s/ Howard Mah
Name Howard Mah
Title Management Director

Exhibit B

Fee Schedule

USCF and/or the Fund will pay a monthly advisory fee in connection with the SummerHaven Dynamic Commodity Index (the “Fee”) to SHIM equal to the product of “A” minus “B”, with that result multiplied by 0.5, minus “C”, where:

“A” equals the amount of all management, advisory, or other fees currently payable by the Fund to USCF during the measured monthly period as measured in basis points, and,

“B” equals 14 basis points, and,

“C” equals 6 basis points.

USCF and/or the Fund will pay the advisory fee as a percentage of the average daily assets of the Fund to SHIM, which shall be paid on a monthly basis.  The advisory fee for each month will be calculated as the sum of daily calculated advisory fees according to the following formula:

Daily Advisory Fee = (Total Assets of the Fund x  ((A-B) x .5) - .C%,  divided by 365.

On days that the units of the Fund are not traded, the Total Assets for the respective advisory fees will be those determined on the previous day on which the Fund’s units were traded.

The Fee shall be paid to SHIM within 30 days of the end of each calendar month.

Exhibit C

Index:

SummerHaven Dynamic Agricultural Index (“SDAI”), as described in the final prospectus to be filed by the relevant New Fund in its initial public offering or as otherwise agreed by USCF and SHIM

Service Marks:

SDAI

Exhibit D

Fee Schedule

USCF and/or the applicable New Fund will pay a monthly advisory fee in connection with the SummerHaven Dynamic Agricultural Index (the “Fee”) to SHIM equal to the product of “A” minus “B”, with that result multiplied by 0.5, minus “C”, where:

“A” equals the amount of all management, advisory, or other fees currently payable by the applicable New Fund to USCF during the measured monthly period as measured in basis points, and,

“B” equals 18 basis points, and,

“C” equals 6 basis points.

USCF and/or the applicable New Fund will pay the advisory fee as a percentage of the average daily assets of such New Fund to SHIM, which shall be paid on a monthly basis.  The advisory fee for each month will be calculated as the sum of daily calculated advisory fees according to the following formula:

Daily Advisory Fee = (Total Assets of the applicable New Fund x  ((A-B) x .5) - ..C%,  divided by 365.

On days that the units of the applicable New Fund are not traded, the Total Assets for the respective advisory fees will be those determined on the previous day on which such New Fund’s units were traded.

The Fee shall be paid to SHIM within 30 days of the end of each calendar month.

Exhibit E

Index:

SummerHaven Dynamic Metals Index (“SDMI”), as described in the final prospectus to be filed by the relevant New Fund in its initial public offering or as otherwise agreed by USCF and SHIM

Service Marks:

SDMI

Exhibit F

Fee Schedule:

Fee Schedule

USCF and/or the applicable New Fund will pay a monthly advisory fee in connection with the SummerHaven Dynamic Metals Index (the “Fee”) to SHIM equal to the product of “A” minus “B”, with that result multiplied by 0.5, minus “C”, where:

“A” equals the amount of all management, advisory, or other fees currently payable by the applicable New Fund to USCF during the measured monthly period as measured in basis points, and,

“B” equals 18 basis points, and,

“C” equals 6 basis points.

USCF and/or the applicable New Fund will pay the advisory fee as a percentage of the average daily assets of such New Fund to SHIM, which shall be paid on a monthly basis.  The advisory fee for each month will be calculated as the sum of daily calculated advisory fees according to the following formula:

Daily Advisory Fee = (Total Assets of the applicable New Fund x  ((A-B) x .5) - ..C%,  divided by 365.

On days that the units of the applicable New Fund are not traded, the Total Assets for the respective advisory fees will be those determined on the previous day on which such New Fund’s units were traded.

The Fee shall be paid to SHIM within 30 days of the end of each calendar month.